                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event Reported):  January 23, 2001


                                 NETOPIA, INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                          0-28450                          94-3033136
----------------------------     --------------------------          ------------------------
(State or Other Jurisdiction      (Commission File Number)              (I.R.S. Employer
    of Incorporation)                                                 Identification Number)


                           2470 Mariner Square Loop
                          Alameda, California  94501
                                (510) 814-5100
      ------------------------------------------------------------------
       (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.

     On January 23, 2001, Proxim, Inc., a Delaware corporation ("Proxim"), ALK Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Proxim ("ALK Acquisition Corp."), and Netopia, Inc., a Delaware corporation ("Netopia"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), providing for the business combination of Netopia and Proxim through the merger of ALK Acquisition Corp. with and into Netopia, with Netopia as the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of Netopia issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive
0.3 shares of common stock of Proxim.
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     Consummation of the Merger is subject to certain conditions, including (i)
approval by the stockholders of each of Proxim and Netopia and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     In connection with the Merger, certain stockholders of Netopia have entered into voting agreements, all dated as of January 23, 2001, pursuant to which those stockholders agree to vote in favor of adopting the Merger Agreement and approving the Merger. In addition, certain stockholders of Proxim have entered into voting agreements, all dated as of January 23, 2001, pursuant to which those stockholders agree to vote in favor of the issuance of the shares of Proxim Common Stock in connection with the Merger.

     A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety. A copy of the Stock Option Agreement between Proxim and Netopia is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in its entirety. A copy of the joint press release issued by Proxim and Netopia on January 23, 2001 is attached hereto as
Exhibit 99.3 and is hereby incorporated by reference in its entirety. A copy of the Voting Agreement between Proxim and certain stockholders of Netopia is attached hereto as Exhibit 99.4 and is hereby incorporated by reference in its entirety. A copy of the Voting Agreement between Netopia and certain stockholders of Proxim is attached hereto as Exhibit 99.5 and hereby incorporated by reference in its entirety. A list of officers signing Employment and Non-Competition Agreements is attached hereto as Exhibit 99.6 and is hereby incorporated by reference in its entirety. A copy of the Affiliate Agreement between Proxim and certain stockholders is attached hereto as Exhibit 99.7 and is hereby incorporated by reference in its entirety.

     Netopia also announces that James A. Clark will no longer serve as Vice President and Chief Financial Officer effective as of February 1, 2001. Pending completion of the Merger, Alan B. Lefkof, Netopia's President and Chief Executive Officer, will assume additional duties as interim Chief Financial Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.      Description.
----------       ------------

99.1 Agreement and Plan of Reorganization, dated as of January 23, 2001, by and among Proxim, ALK Acquisition Corp. and Netopia.

99.2             Stock Option Agreement between Proxim and Netopia.

99.3             Joint Press Release, dated January 23, 2001, by Proxim and
                 Netopia.

99.4 Form of Voting Agreement between Proxim and certain stockholders of Netopia.

99.5 Form of Voting Agreement between Netopia and certain stockholders of Proxim.

99.6             Officers signing Employment and Non-competition Agreements.

99.7 Form of Affiliate Agreement between Proxim and certain stockholders.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETOPIA, INC.


DATE:  January 30, 2001                By: /s/  Alan B. Lefkof
                                          -------------------------------------
                                          Alan B. Lefkof
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)
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                               INDEX TO EXHIBITS


 Exhibit Number                             Description
 --------------                             -----------

      99.1 Agreement and Plan of Reorganization, dated as of January 23, 2001, by and among Proxim, ALK Acquisition Corp. and Netopia.

      99.2         Stock Option Agreement between Proxim and Netopia.

      99.3         Joint Press Release, dated January 23, 2001, by Proxim and
                   Netopia.

      99.4 Form of Voting Agreement between Proxim and certain stockholders of Netopia.

      99.5 Form of Voting Agreement between Netopia and certain stockholders of Proxim.

      99.6         Officers signing Employment and Non-competition Agreements.

      99.7 Form of Affiliate Agreement between Proxim and certain stockholders.